Liquidity Risks and Going Concern	12 Months Ended
Dec. 31, 2025
Liquidity Risks and Going Concern [Abstract]
LIQUIDITY RISKS AND GOING CONCERN
2.	LIQUIDITY RISKS AND GOING CONCERN

In accordance with Accounting Standards Update (“ASU”) 2014-15, Disclosure of Uncertainties about an Entity’s Ability to Continue as a Going Concern (Subtopic 205-40), the Group has evaluated whether there are conditions and events, considered in the aggregate, that raise substantial doubt about the Group’s ability to continue as a going concern within one year after the date that the consolidated financial statements are issued.

As of December 31, 2025 and as of April 30, 2026, the Group had cash of approximately $1,175 and $428, respectively. The Group has incurred recurring negative cash flows since inception and has funded its operations primarily from equity and debt financing. The Group had accumulated deficit of approximately $30,061, $33,080 and $37,751 as of December 31, 2023, 2024 and 2025, respectively and net losses of approximately $4,400, $3,019 and $4,671 for the years ended December 31, 2023, 2024, and 2025. In addition, the Group incurred negative cash flows in operating activities for the approximate amount of $2,601, $3,624 and $3,041 for the years ended December 31, 2023, 2024, and 2025, respectively. The Group’s ability to fund its operations is highly contingent on raising additional capital until a regulatory approval that provides an ability to generate sufficient revenue, if ever. As such, the Group’s management concluded that there is substantial doubt about the Group’s ability to continue as a going concern within one year after the issuance date of the consolidated financial statements.

The Group intends to pursue an additional public offering to fund future operations. However, there can be no assurance that the Group will be successful in completing such an offering on a timely basis or on terms acceptable to the Group. In the event that a public offering is not completed for a sufficient amount, the Group’s financing strategy includes obtaining credit facilities or bridge loans from related parties, in addition to pursuing other alternative such as third-party debt financing or strategic collaboration agreements. There can be no assurances, however, that the current operating plan will be achieved or that such related party funding or other financing will be available on commercially reasonable terms, or at all. If the Group is unable to obtain sufficient funding by April 2027, it will be required to significantly delay, limit, or terminate its research and development efforts and implement further cost-reduction measures. Such circumstances would have a material adverse effect on the Group’s business, financial condition, and its ability to continue as a going concern. The accompanying consolidated financial statements do not include any adjustments that might result from the outcome of this uncertainty. Accordingly, the consolidated financial statements have been prepared on a basis that assumes the Group will continue as a going concern and which contemplates the realization of assets and satisfaction of liabilities and commitments in the ordinary course of business.